REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is made as of August 7, 2013, by the undersigned in favor of KELTIC FINANCIAL PARTNERS II, LP (“Lender”).

RECITALS:

CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP. a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) and KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Lender”), are parties to a Loan and Security Agreement dated as of August 19, 2011, as amended by a First Amendment dated as of July 23, 2012, and by an Second Amendment dated as of March 11, 2013 (as so amended, the “Credit Agreement”), in connection with which Borrower delivered an Amended and Restated Revolving Credit Note dated March 11, 2013 in a maximum principal amount of $8,000,000 (the “Revolving Credit Note”), a Term Note dated March 11, 2013 in an original principal amount of $2,500,000, and other agreements, documents and instruments in connection therewith.

The proceeds of the Term Note were used to acquire certain bourbon inventory in March, 2013. Borrower has requested that Lender increase the principal amount of the Term Note by a maximum amount equal to $1,500,000, with a resulting maximum original principal amount of the Term Note of $4,000,000. The additional principal amount of the Term Note will be used by Borrower to acquire certain other inventory and will be advanced to Borrower in one or more tranches as described in the “Third Amendment Documents” described below. Lender has also agreed to permit CBI to incur $1,250,000 of subordinated indebtedness that shall be subordinated to the indebtedness of Borrowers to Lender pursuant to a Subordination Agreement dated on or about the date hereof the “Subordination Agreement”).

The Credit Agreement, the Revolving Credit Note, the Third Amendment Documents, the Subordination Agreement, and all other agreements, documents and instruments executed and/or delivered in connection therewith, as the same may be amended, restated, or otherwise modified from time to time, shall be collectively referred to as the “Loan Documents”.

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement dated on or about August 19, 2011 in favor of Lender (each, a “Validity Agreement”) pursuant to which such Validity Party has agreed to validate certain information provided by Borrower to Lender and provide support in connection with Lender’s efforts to collect collateral to secure Borrower’s payment and performance of all obligations and to Lender and such other matters as described in such Validity Agreement.

Each of the undersigned indicated as a “Term Loan Participant” has executed and delivered to Lender a Participation Agreement dated March 11, 2013 in connection with the Term Note (the “Participation Agreement”) pursuant to which such Participant has agreed to participate in the Term Note and to such other matters upon such terms and conditions contained in the Participation Agreement.

Lender has agreed to increase the maximum principal amount of the Term Note by $1,500,000, with a resulting maximum principal amount of $4,000,000 and to permit Borrower to incur $1,250,000 of subordinated indebtedness, pursuant to a Third Amendment to the Credit Agreement, an Amended and Restated Term Note in a maximum original principal amount of $4,000,000, an Amended and Restated Participation Agreement related to the Term Note, the Subordination Agreement, each dated on or about the date hereof, and the other agreements, documents and instruments relating thereto (collectively, the “Third Amendment Documents”), subject to and conditioned on the execution and delivery of this Agreement by the undersigned to Lender.

AGREEMENT:

1. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Loan Documents, the Borrower hereby reaffirms to the Lender and ratifies its obligations under the Loan Documents (collectively, the “Keltic Obligations”), including, specifically, Third Amendment Documents, and as the Loan Documents may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto, and each other agreement, document and instrument executed and/or delivered by the Borrower in connection therewith as the same may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto (collectively, the “Borrower Documents”), and hereby further ratifies and confirms that each of the Borrower Documents shall remain in full force and effect.

2. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in such party’s Validity Agreement, each Validity Party hereby reaffirms to the Lender and ratifies its obligations under such Validity Agreement, and each other agreement, document and instrument executed and/or delivered by such Validity Party in connection therewith (collectively, the “Validity Documents”), and hereby further ratifies and confirms that each of the Validity Documents executed and/or delivered to Lender shall remain in full force and effect.

3. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Participation Agreement, each Term Loan Participant hereby reaffirms to the Lender and ratifies its obligations under the Participation Agreement, as the same may be amended and restated pursuant to the Third Amendment Documents, and each other agreement, document and instrument executed and/or delivered by such Participant in connection therewith (collectively, the “Participation Documents”), and hereby further ratifies and confirms that each of the Participation Documents executed and/or delivered to Lender shall remain in full force and effect.

4. No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

5. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York or Erie County, New York.

6. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and the Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

7. This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

8. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

9. This Agreement contains the entire understanding of the parties and the Lender with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

10. This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

CASTLE BRANDS INC.	CASTLE BRANDS (USA) CORP.
By: /s/ Alfred J. Small Name: Alfred J. Small Its: Chief Financial Officer Date: August 7, 2013	By: /s/ Alfred J. Small Name: Alfred J. Small Its: Chief Financial Officer Date: August 7, 2013
VALIDITY PARTIES:
/s/ Alfred Small ALFRED SMALL	/s/ John Glover JOHN GLOVER
/s/ Michael Becker MICHAEL BECKER	/s/ T. Kelley Spillane T. KELLEY SPILLANE
TERM LOAN PARTICIPANTS
FROST GAMMA INVESTMENTS TRUST	MARIN BLEU INC.
By: /s/ Dr. Phillip Frost Its: Trustee	By: /s/ Momoko Matsumura Its: President
/s/ Mark E. Andrews, III MARK E. ANDREWS, III	/s/ Susan M. Lampen SUSAN M. LAMPEN
/s/ Michael S. Liebowitz MICHAEL S. LIEBOWITZ	/s/ Chester Franklin Zeller III CHESTER FRANKLIN ZELLER III